SECURITY AGREEMENT

      This Security Agreement ("Security Agreement") by and between TECHALT, INC., a Nevada corporation, having its principal place of business at 3311 N. Kennicott Ave., Suite A, Arlington Heights, IL 60004 (hereinafter referred to as "DEBTOR"), and PAUL MASANEK and SERVICES BY DESIGNWISE, LTD, 5250 Cleveland Street, Skokie, IL 60077, (collectively hereinafter referred to as the "SECURED PARTY") made this ___ day of November 2004, and immediately effective upon the Closing as defined in the Settlement Agreement of even date by and among, DEBTOR, Technology Alternatives, Inc., an Illinois corporation, James Solomon and SECURED PARTY.

For value received the DEBTOR hereby grants the SECURED PARTY a security interest in the following described property, hereinafter referred to as COLLATERAL, to wit:

      All of DEBTOR's accounts, accounts receivable, goods, equipment, inventory, machinery, fixtures, cash, securities, all intellectual property including trademarks, service marks, trade names, copyrights, patents, licenses, including patent licenses, including the intellectual property set forth on Exhibit A, contracts, and other tangible and intangible property of DEBTOR together with all the additions, substitutions, increments, proceeds and products, whether now owned or later acquired. For purposes of this Agreement, "inventory" means goods held for sale in DEBTOR'S business as now or hereafter conducted, including all raw materials, supplies, goods in process, finished goods and all other items customarily classified as inventory;

To secure hereinafter:

      Payment in full of the obligations of the DEBTOR under the Settlement Agreement of even date herewith among inter alia DEBTOR and SECURED PARTY ("Settlement Agreement"), and the Secured Convertible Promissory Note ("Note") and other Related Agreements as defined in the Settlement Agreement including all costs of collection incurred by SECURED PARTY in enforcing his rights hereunder.

               DEBTOR'S COVENANTS, REPRESENTATIONS AND WARRANTIES.

DEBTOR warrants, covenants, agrees, and represents the following:

1. TITLE. Except for the security interest granted hereunder and as permitted by Paragraph 2, DEBTOR has, or will have upon the occurrence of the Merger as defined in the Note, full title to the COLLATERAL free from any liens, security interest, encumbrances, or claims, and DEBTOR will, at the DEBTOR'S cost and expense, defend any action which may affect SECURED PARTY's security interest, or DEBTOR'S title to the COLLATERAL; provided, however, that SECURED PARTY acknowledges that Hinsdale Bank & Trust has a first security interest on that certain 2003 Ford Crown Victoria, and all accessories thereto, and that Hinsdale Bank & Trust has not agreed to subordinate said security interest to that of SECURED PARTY'S.

2. SUBORDINATION FOR CREDIT LINE. Prior to execution of this Agreement or at any time hereafter provided no Event of Default (as defined herein) then exists, in the event DEBTOR enters into a line of credit to finance operations ("Credit Line") from a bank or other financial institution ("Lender"), the Credit Line shall be secured by a lien against the COLLATERAL which lien shall be superior in priority to the lien created hereunder. DEBTOR agrees (a) the Credit Line shall not exceed the sum of $2,000,000.00 as set forth herein, whether by principal payment or conversion; (b) unless otherwise agreed to in writing by DEBTOR and SECURED PARTY, up to $1,125,000.00 of the Credit Line shall be used solely (i) to purchase inventory and equipment for signed contracts or purchase orders with DEBTOR'S customers; and (ii) to pay sums owed to SECURED PARTY under this or any of the Related Agreements; and (c) unless otherwise agreed to in writing by DEBTOR and SECURED PARTY, up to $875,000.00 of the Credit Line shall be used solely to pay any of the expenses described in Exhibit B in the ordinary course of business. SECURED PARTY agrees to execute such documents as are reasonably necessary and required by Lender to consent to subordination of SECURED PARTY'S lien to the lien to secure the Credit Line.

Notwithstanding the foregoing, in the event DEBTOR intends to enter into a Credit Line agreement with a Lender ("Credit Line Agreement"), prior to entering into such Credit Line Agreement, DEBTOR shall first give the SECURED PARTY written notice of DEBTOR'S intent to enter into the Credit Line Agreement, including in said notice all of the relevant terms of such financing. SECURED PARTY shall have fourteen (14) days ("Notice Period") from the receipt of DEBTOR'S notice in which to secure financing for the benefit of DEBTOR on the same or better terms as those set forth in the Credit Line Agreement ("Loan Right of First Refusal"). If SECURED PARTY secures financing (the "Alternate Credit Line") for the benefit of DEBTOR from a third-party lender ("Alternate Lender") during the Notice Period on the same or better terms as those set forth in the Credit Line Agreement and desires to execute its Loan Right of First Refusal, it shall do so by delivering written notice of exercise to DEBTOR at any time prior to expiration of the Notice Period. In event of SECURED PARTY'S exercise of the Loan Right of First Refusal, (i) DEBTOR shall take any and all reasonable steps to enter into Alternate Credit Line obtained by SECURED PARTY in lieu of the line of credit set forth in the Credit Line Agreement, provided the Alternate Lender is able to provide the Alternate Credit Line within fourteen (14) days of the exercise of the Loan Right of First Refusal.

3. FINANCING STATEMENT. Except as disclosed in Section 1, no financing statement covering the COLLATERAL or any part thereof or any proceeds thereof is on file in any public office and, at the SECURED PARTY'S request, DEBTOR will join in executing all necessary financing statements in forms satisfactory to the SECURED PARTY and will pay the cost of filing the same and will further execute all other necessary instruments and pay the costs of filing the same.

4. NO PRIOR LIENS. Except as disclosed in Section 1, no prior liens, security interest, encumbrances, or claims have been made against the COLLATERAL.

5. INSURANCE. DEBTOR will insure the COLLATERAL with companies reasonably acceptable to the SECURED PARTY against such casualty and in such amounts as the SECURED PARTY shall reasonably require (not to exceed the aggregate sum due and owing the SECURED PARTY by DEBTOR pursuant to the Note), with a loss payable clause in favor of DEBTOR and SECURED PARTY as their interests may appear. Provided no Event of Default (as defined herein) has occurred, the DEBTOR is authorized to collect such sums which may become due and paid under any of said policies as a result of a casualty or loss affecting the COLLATERAL, and the DEBTOR, in its sole discretion, shall use such sums to repair or replace the COLLATERAL affected by such casualty or apply such sums to the obligations hereby secured. Upon the occurrence of an Event of Default, any sums which may be paid under any of said policies as a result of a casualty or loss affecting the COLLATERAL shall be used to repair or replace the COLLATERAL affected by such casualty or applied to the obligations hereby secured in the sole discretion of SECURED PARTY.

6. PROTECTION OF COLLATERAL. DEBTOR will keep the COLLATERAL in good order and repair and will not waste or destroy the COLLATERAL or any part thereof. DEBTOR will not use the COLLATERAL in violation of any statute or ordinance and the SECURED PARTY will have the right to examine and inspect the COLLATERAL upon one
(1) day prior notice to DEBTOR.

7. SALE OF ASSETS. Except in the ordinary course of business, DEBTOR shall not sell the COLLATERAL without the written consent of SECURED PARTY.

8. TAXES. DEBTOR will pay promptly when due all taxes and assessments on the COLLATERAL or for its use and operation, except to the extent that DEBTOR determines to dispute any and all taxes and assessments for which it maintains a good faith defense.

9. LOCATION AND IDENTIFICATION. After delivery, DEBTOR will not remove the COLLATERAL from its location without the SECURED PARTY's consent except in the ordinary course of business.

10. SECURITY INTEREST AND PROCEEDS, ACCESSIONS, ETC. DEBTOR hereby grants the SECURED PARTY a security interest in and to all proceeds, increases, substitutions, replacements, additions, and accessions to the COLLATERAL. The provisions shall not be construed to mean that DEBTOR is authorized to sell, lease, or dispose of the COLLATERAL without the consent of the SECURED PARTY.

11. REIMBURSEMENT OF EXPENSES. At the option of the SECURED PARTY, the SECURED PARTY may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of DEBTOR any actions or conditions, obligations, or covenants which DEBTOR has failed or refused to perform, and may pay for the repair, maintenance, and preservation of the COLLATERAL, and all sums so expended, including, but not limited to, reasonable attorney's fees, court costs, agents fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the rate of twelve percent (12%) per annum and shall be payable at the place designated in the Note and shall be secured by this Security Agreement.

12. CHANGE OF PLACE OF BUSINESS. DEBTOR will promptly notify the SECURED PARTY of any change in DEBTOR'S chief place of business or place where records concerning the accounts and other contract rights are kept.

13. TIME OF PERFORMANCE AND WAIVER PERIOD. In performing any act under this Security Agreement, time shall be of the essence. The SECURED PARTY'S acceptance of partial or delinquent payments, or of the failure of the SECURED PARTY to exercise any right or remedy shall not be a waiver of any obligation of DEBTOR or right of the SECURED PARTY or constitute a waiver of any other similar defaults subsequently occurring.

14. DEFAULT PERIOD. DEBTOR shall be in default under this Security Agreement on the happening of any of the following events ("Event of Default"):

      (a) Default in the payment or observance of DEBTOR'S obligations as described from time to time in this Agreement, which has not been cured within five (5) business days after notice;

      (b) Loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the COLLATERAL, or the making of a levy, seizure, or attachment thereof or thereon, and the COLLATERAL has not been substantially replaced within fourteen (14) days following written notice from SECURED PARTY;

      (c) The occurrence of a default under the Note and/or any of the other Related Agreement which remains uncured after the expiration of any applicable cure period.

15. REMEDIES. On the occurrence of any Event of Default, and at any time thereafter, SECURED PARTY may declare all obligations secured hereby immediately due and payable and may proceed to enforce payment of the same and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as other rights and remedies, either at law or at equity, possessed by the SECURED PARTY.

16. TERMINATION. This Agreement shall terminate only upon DEBTOR'S full satisfaction of all of its obligations under the Settlement Agreement, the Secured Convertible Promissory Note and all of the other Related Agreements (the "Obligations").

17. RELEASE OF RIGHTS ON THE TERMINATION DATE. When all of the Obligations shall have been paid in full (the "Termination Date"), this Agreement shall terminate and the rights, remedies, powers, duties, authority and obligations conferred on the SECURED PARTY pursuant to this Agreement shall terminate and be of no further force and effect, and all rights, remedies, powers, duties, authority and obligations of the SECURED PARTY with respect to the COLLATERAL shall be automatically released. Further, the SECURED PARTY will, at the expense of the DEBTOR, (i) execute such instruments of transfer and release, in recordable form if necessary, in favor of the DEBTOR as the DEBTOR may reasonably request, (ii) deliver to DEBTOR any COLLATERAL in SECURED PARTY'S possession, and (iii) otherwise transfer and release the lien in this Agreement and transfer and release and deliver to the DEBTOR the COLLATERAL.

18. MISCELLANEOUS PROVISIONS.

      (a) Parties bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Agreement.

      (b) Legal construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such as in validity, legality, or unenforceability shall not affect any other provision thereof of this Agreement and shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

      (c) Amendments. This Agreement (together with all documents, exhibits, and instruments being entered into concurrently herewith, including without limitation, the Related Agreements), contains the entire agreement and understanding among the parties hereto relating to the subject matter hereof, and supercedes all prior or previous written and oral negotiations, commitments, and writings with respect to the subject matter hereof. This Agreement may be amended only by written instrument signed by each party hereto

      (d) Waiver. The failure of any party to exercise any right or remedy given such party under this Agreement and/or the Related Agreements or otherwise available to such person or party, no failure of any party to insist upon strict compliance by any other party with its obligations hereunder, and no custom or practice of the parties in variance with the terms hereof, shall constitute a waiver of any party's right to demand exact compliance with the terms hereof, unless such waiver is set forth in writing and executed by such party.

      (e) Validity;Severability. In the event any provision or any portion of any provision of this Agreement and/or Related Agreements is held invalid or unenforceable as applied to any facts or circumstances, the remaining provisions and portions of this Agreement and/or Related Agreements, and the same provision as applied to any other facts or circumstances shall not be affected or impaired thereby, and shall remain valid and enforceable.

      (f) Applicable Law. This Agreement shall be governed and construed in accordance with the internal laws and judicial decisions in the State of Illinois.

      (g) Jurisdiction; Exclusive Jurisdiction. All parties agree that the Circuit Court of Cook County in Chicago, Illinois and/or the Federal District Court for the Northern District Court of Illinois shall be the venue and exclusive proper forum in which to adjudicate any and all controversies arising directly or indirectly in connection with this Agreement and/or Related Agreements, and the parties further agree that in the event of any litigation arising out of or in connection with this Agreement and/or the Related Agreements, they will not contest or challenge the jurisdiction of either court; provided, however, any injunction obtained pursuant to a breach of this Agreement and/or the Related Agreements may be enforced in any court in the United States.

      (h) Counterparts/Facsimiles. This Agreement may be executed in counterparts. For purposes of negotiating and finalizing this Agreement, any documents transmitted by facsimile shall be treated in all manner and respect as an original document. Faxed signatures shall be treated the same as original signature pages.

      (i) Capacity. Each party hereto expressly acknowledges, represents, and warrants that he, she or it has voluntarily executed this Agreement. Each person signing this Agreement further represents and warrants that he, she or it has or possesses the full right, power, authority and capacity to execute this Agreement on behalf of his or her respective party and to bind said party to this Agreement, that this Agreement does not conflict with any material agreements of such party, and that this Agreement is enforceable against such party in accordance with its terms.

      (j) Further Assurances/Cooperation. Each of the parties agrees that at any time after the execution of this Agreement, he, she or it will take such actions and execute and deliver such documents and instruments as any other party may reasonably require to confirm or give effect to the provisions and terms of this Agreement and the Related Agreements.

      (k) Full Knowledge, Consent and Voluntary Signing. The parties hereto acknowledge that each has been given a reasonable time in which to consider this Agreement, and that each has read this Agreement and fully understands its meaning and intent, and that each understands its legal consequences, and each agrees to all of the terms of this Agreement and is voluntarily signing this Agreement.

      (l) Attorneys' Fees. The non-prevailing party in any action arising out of or relating to this Agreement and/or the Related Agreements agrees to pay all reasonable attorneys' fees, costs, and expenses that may be incurred by the prevailing party in enforcing the terms of this Agreement and/or the Related Agreements together with reasonable attorneys' fees and costs reasonably incurred in the collection of any judgments arising out of or relating to this Agreement and/or Related Agreements.

      (m) Notice. Any notice, consent, waiver, or other communication that is required or permitted hereunder shall be sufficient if it is in writing, signed by or on behalf of the party giving such notice, consent, waiver, or other communication, and delivered personally, by mail or by Federal Express or similar overnight courier, postage prepaid, facsimile, and if by mail, certified or registered, to the addresses set forth below, or to such other addressee or address as shall be set forth in a notice given in the same manner:

                If to:                    Paul Masanek
                                          5250 Cleveland Street
                                          Skokie, IL 60077
                                          Fax: (847) 673-3539

                With a copy to:           Piccione, Keeley & Associates, Ltd.
                                          Attn:  Mr. Patrick C. Keeley
                                          122C South County Farm Road
                                          Wheaton, IL 60187
                                          Fax: (630) 653-8029

                If to:                    TECHALT, INC.
                                          Attn: James E. Solomon
                                          3311 N. Kennicott Ave., Suite A
                                          Arlington Heights, IL 60004
                                          Fax: (847) 398-1692

                With a copy to:           The Otto Law Group, PLLC
                                          Attn: David Otto
                                          900 Fourth Avenue, Suite 3140
                                          Seattle, WA 98164
                                          Fax: (206) 262-9513

                                          James Solomon
                                          3311 N. Kennicott Ave., Suite A
                                          Arlington Heights, IL 60004
                                          Fax: (847) 398-1692

                                          Michael James Lightfoot, Esq.
                                          680 Lions Drive
                                          Lake Zurich, IL 60047
                                          Fax: (206) 262-9513

                                          David A. Kaufman, Esq.
                                          David A. Kaufman and Associates
                                          555 Skokie Boulevard, Suite 500
                                          Northbrook, IL 60062
                                          Fax:  (847) 480-5740

      Notice shall be deemed given upon delivery if delivered personally, on the next day if delivered by an overnight carrier, or three (3) days after the date of postmark if deposited in the U.S. Mail for delivery by certified or registered mail, return receipt requested, postage prepaid, addressed, or upon transmission if it has been given by facsimile between 9:00 a.m. and 5:00 p.m. central time, Monday through Friday.

      (n) Defined Terms. Terms not otherwise defined herein shall have the meaning set forth in the Settlement Agreement.

DEBTOR:                                   SECURED PARTY:
TECHALT, INC.                             SERVICES BY DESIGNWISE, LTD.


By:     ___________________________       By: ________________________

Its:    ___________________________       Its: ________________________


                                          -------------------------
                                          Paul Masanek, individually

State of ___________, County of ______________ ss. I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that __________________ as ________________________ of __________________________
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth, including the release and waiver of the right of homestead.

Given under my hand and official seal, this _____ day of ___________, 2004


-----------------------------
NOTARY PUBLIC


Commission Expires: ___________

State of ___________, County of ______________ ss. I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that __________________ as ________________________ of __________________________
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth, including the release and waiver of the right of homestead.

Given under my hand and official seal, this _____ day of ___________, 2004


---------------------
NOTARY PUBLIC                   Commission Expires: ________

                                    EXHIBIT A
                              INTELLECTUAL PROPERTY

1.    SBD System

                SBD INTELLECTUAL PROPERTY TO TRANSFER TO TECHALT
        FOR IN-CAR BASED COMMUNICATIONS, DATA CAPTURE, AND VIDEO SYSTEMS

                             VIDEO BROWSER SOFTWARE

      -     Vendor information, release letter to vendor

Fixed Com Modules

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Portable Camera Stand

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Portable Com Module

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Enhanced VHS System with Console

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Enhanced VHS System without Console

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Rear Seat Camera with Microphone Unit

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Grill Lights

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

VHS based In-Car Recording System

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

      -     Software Source Code with Comments for

      - Software Design for U16 (Radar serial interface with auto detection of manufacturer protocolCommented code on CD

      - Software Design for U14 (Output control for vault circuitry with synchronous serial communications)

      -     Commented code on CD

      - Software Design for U8 (Tone Key decoding and car interface monitor with synchronous serial communications)

      -     Commented code on CD

      - Software Design for U1 (Vault master with UART and synchronous serial communications)

      -     Commented code on CD

VHF and 900 mhz Belt Pack Radio

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Camera Design

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Car Cabling Design

      - Vendor information including location of any tooling, mfg. release letter to vendor

Packaging Design

      - Vendor information including location of any tooling, mfg. release letter to vendor

DVD Based In-Car Recording System Sheet Metal Design

      - Vendor information including location of any tooling, mfg. release letter to vendor

DVD Based In-Car Recording System Piggy Back Board Design

      -     includes circuit design and Printed Circuit Board Layout

      -     Hard copy of schematic, and bill of material

      -     Schematic, BOM, Gerber files on disk or CD

      -     Vendor information on all components

      Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

DVD Based In-Car Recording System Piggy Back Board Software Design featuring

Universal Power Supply Design for DVD and Communications Module featuring

      -     seven switchmode supplies with adjustable output voltages

      -     environmental controls with temperature sensing

      -     microprocessor control of supplies and environmental controls

      -     includes circuit design and Printed Circuit Board Layout

      -     Hard copy of schematic, and bill of material

      -     Schematic, BOM, Gerber files on disk or CD

      -     Vendor information on all components

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

PC104 interface for Universal Power Supply

The above listing includes any and all designs, modules, prototypes and versions produced by SBD for Technology Alternatives, Inc. or TechAlt Inc. including but not limited to accessories, brackets, manuals and installation materials.

2. SBD Patent Application No. 10/192,941 filed on July 11, 2002

3. TECHALT PATENT - US Patent Number 6,587,441 B1, issued July 1, 2003, and associated applications for transmission (i.e. images, audio, documents, etc.), storage, retrieval, viewing and output of customer data (the "IP").

4. TRADE SECRET TOOL SETS

      All associated source code, designs, diagrams, network architectures, layouts, concept documents, documentation, generic routines, subroutines, test equipment, jigs, methods and/or algorithms which define functionality unique to the TechAlt applications, for recording, viewing, storing, retrieving, and communicating, in any form, the data associated with the IP. Examples would include certain drivers and/or networking interfaces to WiFi, 1XRTT, iDEN, GSM/GPRS, Satellite, microwave and other wireless technologies, code set for interfaces to Microsoft Windows.NET framework compliant devices, etc.

5. COPYRIGHTS

TechAlt's copyrighted materials include: The TechAlt logo, PowerPoint presentations (including, but not limited to, photos, audio, embedded graphics and associated art functionality), brochures, sales literature, Website, exhibit display booth(s), advertisement materials (i.e. print, audio, video, etc.) fact finding questioners, training materials, proposals, look & feel computer display screens, select application code, and descriptive graphical representations of functions and processes, representing the TechAlt technology and its implemented applications.

6. TRADEMARKS

Trademarks have been filed in the name of Technology Alternatives, Inc. ("TechAlt") including:

"TechAlt" and its derivatives, (Examples of which include TechAlt "The right information. To the right people. Right awayTM"; "Unleash the power of Wireless"; "Working together to save lives").


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

                                    EXHIBIT B
                        ALLOWED EXPENSES FOR CREDIT LINE

Payroll*
Benefits*
Payroll taxes*
Employee moving and recruitment costs*
Travel and Entertainment costs*
Regulatory fees*
Consultant fees*
Auto Expenses*
Material costs
Capital Equipment
Raw materials
Software programming fees
Software licenses
Contractor charges
Customer installation materials
Freight and postage charges

*None of the amounts subject to the Credit Line shall be used to pay any compensation, benefit or expense to or on behalf of an officer or director in any capacity.

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